Cohu Investor and Analyst Day June 18, 2015 9:30 a.m. – 1:00 p.m. NASDAQ MarketSite – NY Times Square Exhibit 99.1

June 18, 2015
..
Forward Looking Statements and Regulation FD
Certain matters discussed in this presentation, including statements regarding our growth strategy, market expansion, revenue growth rate, near and mid-term financial models, orders, sales, revenues and operating results are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected or forecasted. Such risks and uncertainties include, but are not limited to, risks associated with our ability to penetrate new markets and market growth rates, our ability to convert new products under development into production on a timely basis, support product development and meet customer delivery and acceptance requirements for next generation equipment; acquisitions;
inventory, goodwill and other intangible asset
write-downs; our reliance on third-party contract manufacturers; failure to obtain customer acceptance resulting in the inability to recognize revenue and accounts receivable collection problems; customer orders may be canceled or delayed; the concentration of our revenues from a limited number of customers; intense competition in the semiconductor test handler industry; our reliance on patents and intellectual property; compliance with U.S. export regulations; and the cyclical and unpredictable nature of capital expenditures by semiconductor manufacturers.
These and other risks and uncertainties are discussed more fully in Cohu's filings with the Securities and Exchange Commission, including the most recently filed
Form 10-K and Form 10-Q.   Cohu assumes no obligation to update the information
in this presentation.

June 18, 2015
Schedule
Event
Presenter
9:30 a.m. –
10:00 a.m.
Registration
10:00 a.m.
–
10:25 a.m.
Opportunities for Growth and Differentiation
L. Müller
10:25
a.m. –
10:45 a.m.
Pick-and-Place and Thermal Subsystems
S.
Kabbani
10:45 a.m.
–
11:05 a.m.
Gravity
and Test-in-Strip, MEMS Test
A.
Waldauf
11:05 a.m.
–
11:25 a.m.
Turret and Vision Inspection
I. von
Fellenberg
11:25 a.m. –
12:05 p.m.
TAM Expansion –
Contactors and WLP Probing
M. Schaule
12:05 p.m. –
12:25 p.m.
Lunch
12:25 p.m. –
12:50 p.m.
Delivering Profitability
and Shareholder Value
J. Jones
12:50 p.m. –
1:00 p.m.
Closing Remarks
L. Müller
Agenda
-
June
18,
2015
at
NASDAQ
MarketSite

June 18, 2015
CEO
Luis Müller
Rasco
Alex Waldauf
Delta Design
Samer Kabbani
ITS
Jim McFarlane
Ismeca
Ian von Fellenberg
Corporate
CFO
Jeff Jones
Finance &
Administration
John Allen
Human
Resources
Anna Aguirre
Functional Groups
Sales & Service
Hock Chiang
Operations
L. Müller -
interim
Senior Leadership Team
Product Groups
Technology
Max Schaule
Color photo denotes participants at this Investor & Analyst Day event

Opportunities for Growth and Differentiation Luis Müller President and CEO June 18, 2015

2014 Results

COHU Revenue

AMD
qorvo
IBM
IDT
LUMILEDS
DIODES
SONY
OSRAM
RENESAS
NEC

COHU

June 18, 2015
Note:
All
Cohu
financial
results
in
this
presentation
have
been
adjusted
to
exclude
the
results
of
BMS
which
was
sold
on
June
10,
2015
Amounts
are
Non-GAAP
and
exclude
amortization
of
purchased
intangibles,
stock
based
compensation
expense,
impairment
of
goodwill
and
other
assets,
inventory
step-up
costs,
manufacturing
transition
and
severance
costs.
See
Appendix
for
reconciliation
of
GAAP
to
Non
GAAP
results.
Strategy Yields Results
NASDAQ:
COHU
is
the global technology and market leader in
Semiconductor Final Test and Inspection Handlers
Leader in $850M
handler market: #1 in Served Markets
*
*  Company estimate
Delivered Strong Financial Results
•
Sales increased 48% Year-on-Year to $317M
•
Gross margin improved by 520 bps
•
Generated EPS of $1.09 and LTM cash from operations of $37M
Launched Innovative Products
•
New industry leading products in each business unit
•
Solving customer challenges with broadest technology portfolio
•
Focused on requirements in growth segments
Expanded Market Share
•
Realized ~ $25M of sales synergies from Ismeca
acquisition
•
Grew mobility share with key thermal technology
•
Outpaced industry growth; leader with ~ 40%* market share

Processors Revenues
64% CAGR
Std. Mobile
Adv. Mobile
PC, Servers
2013
2014
2015
2016
2017
2018
2019

Contactors
WLP Test
Automotive
Industrial
Mobility
MEMS
Communications
Computing
Solid State Lighting
High Speed Memory
Core Competencies

COHU

June 18, 2015
Our Growth Strategy
Amounts
are
Non-GAAP
and
exclude
amortization
of
purchased
intangibles,
stock
based
compensation
expense,
impairment
of
goodwill
and
other
assets,
inventory
step-up
costs,
manufacturing
transition
and
severance
costs.
See Appendix for reconciliation of GAAP to Non GAAP results.
Expand Share in Core Markets
•
Mobility, Automotive and LED
•
Optimizing test yield [1% yield improvement ~ 3x Handler Capex]
•
Innovative technologies for growing segments –
thermal, vision
Increase TAM from $850M to $2B
•
New business unit (ITS) to drive growth in contactor market
•
Opportunity to uniquely solve customer challenges and increase yield in testing of singulated
Wafer-Level-Packages
Deliver Profitable Growth
•
Reduce product costs and increase scalability with Asia mfg.
•
Invest in products and markets with attractive margin profiles
•
Increasing mid-term financial targets

June 18, 2015
Semiconductor Back-end Manufacturing
What is Test Handling?
Handling is the automation and thermal control of semiconductors
(ICs, LEDs, Opto, Discrete, Sensors) during final test
Enables higher yield for high ASP products
Optimizes productivity through high-speed automation
Front-end Test
Singulation
~80%
Assembly
Wafer-Level-Packages
Packaged ICs
WLP Probing
Test
Contactors
~20%
Package Handling
Gravity         Pick-and-Place
Turret
Test Consumable
Back-end Test Handling

Packaged IC Unit Volume*
IC Volume [billion units]
300
250
200
150
100
50
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
e.2014
Year
acquired Rasco
acquired Ismeca

65nm 45nm 32nm 22nm
Thermal Control Need
Server
Desktop
Laptop
Ultrabook™
Tablet
Pocket Device
Higher Transistor Performance

Server
Laptop / PC
Automotive
Phone / Tablet
Reduced Yield ($$)

June 18, 2015
Consumer Trends Fueling Growth
IC unit volume –
6% CAGR
Growing applications
Vehicle IC content increasing  –
11% CAGR
Mobility & Comm. –
mobile, IoT, sensors, ...
LED  –
General Lighting 15% CAGR
Emerging Tech.  –
Adv. Packaging
Key
customer
challenges
–
Thermal
Control,
Vision, Frequency & Power test contacting
-Mobile-
-Automotive-
-Server Farms-
-LED-
Advanced IC Packaging
Package on
Package (PoP)
Adv. Packaging
(3D TSV)
Bare Die
Solving Customer Challenges
Expanding Applications
* Source: The Worldwide IC Packaging Market –
2013 Edition, Yole
Development and Company estimates
*
*
*

Cockpit
Vehicle Networking
Solution Integration
Instrument Cluster/ Infotainment
Advanced Driver Assistance
Powertrain
Radar
Vision
Engine & Transmission

Automotive Revenues
40,000
0
11% CAGR
Automotive
2013
2014
2015
2016
2017
2018
2019

Industrial Revenues
30,000
0
5.7% CAGR
Industrial
2013
2014
2015
2016
2017
2018
2019

MATRiX

June 18, 2015
2014
e2019
SAM *
~$260M
~$350M
COHU
share
52%
Automotive & Industrial Markets
Secular
growth
for
ICs,
Discretes
and
Sensors
Automotive
–
11%
CAGR:
connectivity,
power,
ADAS
driving
processors
and
high
frequency
radar
sensors
Industrial
–
6%
CAGR:
renewables,
aircraft,
medical
MATRiX
NX32 Wafer
Saturn
*IC Insights and Company estimates
*
*
$M
$M
*
*

Low Beam
High Beam
DRL

Auto-Lighting Revenues
25,000
0
10% CAGR
2013
2014
2015
2016
2017
2018
2019
other
Lighting
Automotive
Mobile
Signs
Display

Lighting Revenues
25,000
0
15% CAGR
2013
2014
2015
2016
2017
2018
2019
other
Lighting
Automotive
Mobile
Signs
Display

NY
32W

2014
e2019
SAM *
~$55M
~$110M
COHU
share
27%
Solid State Lighting Market
Applications for high power (>50 lm) LEDs
General
Lighting
–
15%
CAGR:
industrial
&
outdoor
Automotive
–
10%
CAGR:
currently
3%
penetration
Automotive
Headlamps
Industrial
High Bays
Outdoor
Street Lights
Outdoor
Area Lights
Outdoor
Stadium
Lights
Jaguar
NY32 Wafer
*Strategies in Light and Company estimates
*
*
$M
$M
*
*
June 18, 2015

Processors Revenues
100,000
0
64% CAGR
Std. Mobile
Adv. Mobile
PC, Servers
2013
2014
2015
2016
2017
2018
2019

World Population
6.3 Billion
6.8 Billion
7.2 Billion
7.6 Billion
Connected Devices
500 Million
12.5 Billion
25 Billion
50 Billion
Connected Devices Per Person
0.08
More connected devices than people
1.84
3.47
6.58
2003
2010
2015
2020

Communications Revenues
170,000
0
40% CAGR
RF Ics
Comm.
2013
2014
2015
2016
2017
2018
2019

COHU

June 18, 2015
2014
e2019
SAM *
~$310M
~$430M
COHU
share
29%
Mobility Market –
Processors & RF ICs
Mega trend in smart, connected devices
Processors
–
adv.
mobile
processors
=
active
thermal
RF
–
IoT
driving
billions
of
connected
devices
Eclipse ATC (Active Thermal Control)
*
*
*IC Insights and Company estimates
$M
$M
WLP Prober

Delta Design
A Cohu Company

Rasco
A Cohu Company

ismeca
A Cohu Company

COHU ITS
INTEGRATED TEST SOLUTIONS

COHU

June 18, 2015
Multiple Markets –
Leading Solutions
Automotive
Industrial
Solid State
Lighting (LED)
Mobility
Communications
MEMS
Computing
High Speed
Memory
Capital Equipment
-
IC Test Handlers
-
Package Inspection
-
LED Test, Sort, Taping
~60%
of
sales
Recurring Business
-
Device Kits
-
Contactors
-
Service & Spares
~40%
of
sales
Markets
Pick-and-place test handlers and thermal
sub-systems for burn-in and system-level
test
Gravity-feed and test-in-strip handlers, and
MEMS test solutions
Turret-based test and inspection handlers
Business Units
High performance test contactors
A Cohu Company

Computing
App. Processors
Mobility
Automotive & Industrial
Communications
Consumer
High Speed Memory
Package Inspection
MEMS
Solid State Lighting
Pick-and-Place & Thermal
Gravity & Strip, MEMS
Turret

June 18, 2015
Broad
Product
Portfolio
–
Test
Handlers
Diversified
applications
–
breadth
of
products
in
$850M
market
Solving
key
customer
challenges
–
innovative
technologies
&
IP
Platforms
Enabling Technologies
Markets
Thermal Solutions
ATU Acoustic
MEMS Modules
Die  Inspection
Alignment Actuators
Package Inspection
High Performance
Kelvin
Contactors
PTU
Pressure
MTU Hall
OTU
Optic
MATRiX
Eclipse
Saturn
Jaguar
NY20
NX32 (wafer and package)
Pyramid
T-Core
LinX
Jupiter
Vision Solutions

AMD
intel Leap ahead
BOSCH
ALPHA & OMEGA SEMICONDUCTOR
Amkor Technology
MARVELL
qorvo
ATMEL
IBM
ANALOG DEVICES
ORACLE
VISHAY
unisem
Anst 华润安盛
EPCOS
NVIDIA
POWER INTEGRATIONS
freescale semiconductor
FUJITSU
UTAC
Micron
LUMILEDS
SanDisk
IOR INTERNATIONAL RECTIFIER
SPIL
ASE TEST
ROHM
Kionix
LRC
IDT
XILINX
SKYWORKS
Avago TECHNOLOGIES
ISAHAYA ELECTRONICS CORPORATION
LSI
AMIS
KYEC
FAIRCHILD SEMICONDUCTOR
Carsem
NXP
DIODES
eTREND analog testing services
OSE
MPS
Allegro
SONY
Infineon technologies
LITEON
CYPRESS
MAXIM
intersil
MICROCHIP
STATSChipPAC
tsmc SOLID STATE LIGHTING
OSRAM Opto Semiconductors
austriamicrosystems
LINGSEN
TEXAS INSTRUMENTS
LATTICE SEMICONDUCTOR
Melexis
GOOD-ARK
LINEAR TECHNOLOGY
RENESAS
MICREL
MICRONAS
ST
ON Semiconductor
SILICON LABS
Microsemi
NEC
ROOD TECHNOLOGY
wolfson microelectronics
QUALCOMM
ALTERA
EXAR

COHU

June 18, 2015
Sales Synergies
Cross-selling
works
–
leveraging
our
leading
customer
support:
More than doubled Rasco market share in the last 5 years
Delivered $25M incremental sales in 2014 from the Ismeca acquisition
Next –
grow Contactors and WLP Probing

ASSEMBLY
TEST
INSPECTION
Equipment
Consumables
Eqmt.
$4,200M
BESI
KLIC
ASM Pacific
Nordson
Materials
Probers
$450M
Accretech
TEL
FORM
CSCD
$890M
Probe Cards
Handlers
$850M
XCRA
ATE
Hontech
SRM
COHU
$650M
Contactors
Testers
$2,700M
TER
ATE
XCRA
Loadboards
Wafer & Pckg.
Inspection
$270M
RTEC
NANO
Materials

COHU

June 18, 2015
1
2
3
1
–
Delta Design, Rasco,
Ismeca growth
strategies for share
gains
2
–
Core markets are
converging with
growth in RF
connectivity
3
–
Less volatile, sales
synergies with Cohu
leading handler share
TAM
Expansion
–
Contactors
&
WLP
Test
Expanding
Total
Available
Market
(TAM)
from
$850M
to
~$2B
with
Contactors
and
Wafer-Level-Package
(WLP)
test
Differentiating
opportunities
–
test
yield,
thermal,
high
frequency
Market sizes are Company estimates

Samer Kabbani VP and GM, Delta Design June 18, 2015 Pick-and-Place Thermal Subsystems

Solid State Lighting
Computing
Mobility
App. Processors
Automotive & Industrial
Consumer
Communications
Package Inspection
High Speed Memory
MEMS
Pick-and-Place & Thermal
Gravity & Strip, MEMS
Turret
Saturn
Jupiter
Jaguar
HY20
HX32 (wafer and package)
MEMS Modules
ATU Acoustic
MTU Hall
PTU Pressure
OTU Optic
Package Inspection
Contactors
High Performance Kelvin

COHU

June 18, 2015
Alignment
Actuators
Pick-and-Place and Thermal Portfolio
Market Leader in pick-and-place; best-in-class thermal
Addressable market ~ $370M
Platforms
Enabling Technologies
Markets
Thermal
Solutions
Die
Inspection
Pyramid
MATRiX
Eclipse
Vision Solutions
T-Core
LinX

Proliferation of Processor Technology
HOST ERA
1960 - 1985
PC ERA
1985 - 2010
INTERNET OF THINGS
2011 - 2025
Mobile Computing
census
personal productivity
health, safety, transportation, communications, entertainment, automation
Cloud Computing
proprietary hardware & software
Intel architecture / Windows OS
non-proprietary hardware & software / open source / Windows on ARM

1,000,000
100,000
10,000
1000
100
10
1
Increasing Integration
Mainframe
1MM+ Units
Minicomputer
10MM+ Units
PC
100MM+ Units
Desktop Internet
1B+ Units/ Users
Mobile Internet
10B+ Units
More than Just Phones
iPad
Smartphone
Kindle
Tablet
MP3
Cell phone/ PDA
Car Electronics GPS, ABS, A/V
Mobile Video
Home Entertainment
Games
Wireless Home Appliances
1960
1970
1980
1990
2000
2010
2020

COHU

Pervasive growth of processors in various end-markets
Seasonal,
consumer
driven
markets
–
no
longer
PC-centric
Thermal control becoming a critical challenge in IC test
Markets
Automotive
High Performance Memory
Mobility
Computing
Source: KPCB
Computing Growth Drivers Over Time, 1960-2020E
June 18, 2015

65nm
45nm
32nm
22nm
Thermal Control Need
Server
Desktop
Laptop
Ultrabook ™
Tablet
Pocket Device
Higher Transistor Performance

T-Core
Poor Thermal Control
Test Temperature (Tj) Rise
Server
T_j Rise
Laptop / PC
Yield Loss ($$)
T_j Rise
Automotive
T_j Rise
Phone / Tablet

June 18, 2015
Best in Class Active Thermal Control
Leading active thermal management incumbent position with a
large IP portfolio and know-how
Improved Thermal Control (T-Core) = Optimized Test Yield ($$)
1% Yield benefits ~3x Handler Capex
Broad / highly scalable thermal solutions covering various IC form factors and test processes

SMARTPHONES
~400 DEVICES
drive
1 SERVER
CONNECTED FACTORY TOOLS
~40 DEVICES
drive
1 SERVER
WEARABLE DEVICES
~100 DEVICES
drive
1 SERVER
DIGITAL SIGNS
~20 DEVICES
drive
1 SERVER

COHU

June 18, 2015
Computing: CPUs & GPUs
Growth in Cloud and Gaming processor segments
Market leader in CPU (Central Processing Unit)
and GPU (Graphics
Processing Unit)
test –
Active thermal
Developing next generation Test Handler with T-Core thermal for
GPU
and
high-end
CPU
(server)
–
yield,
multi-site
test
and
flexibility
Source: Intel Estimates
Test Coverage
Material
Automation
T-Core: Thermal
Subsystems
Pyramid: Thermal
PnP Handler
Final Test
Burn In
+ SLT
LinX: Automated
material handing

June 18, 2015
Mobility: Application Processors
Increased functionality of next generation smart phone processors driving
need
for
active
thermal
control
to
optimize
yield
Delta Design is uniquely positioned to capitalize on the mobile test paradigm shift
Secured key smart phone customer in 2014 with T-Core Subsystems
Qualified
new
handler
–
Eclipse
with
T-Core
–
at
large
US-Fabless
account in Q1 with follow-on qualifications at test subcontractors
Application Processor Test Coverage
Final Test
Burn In +
SLT
T-Core Thermal
Eclipse PnP
0
500
1000
1500
2000
2500
2010
2011
2012
2013
2014
PC
Tablet
Phablet
Smart Phone
Feature Phone
Global Mobile Device Sales (M units)
Source: Gartner &
Insight Media

Hybrid/EV
Powertrain
Stop/Start
Regenerative Braking
Driver Information
Infotainment
Telematics
Theater Quality Multimedia
Powertrain Control
Engine Control
Gasoline Management
Fuel Injection
Chassis
Breaking Systems
Electronic Power Steering
Active Suspension
Safety
Airbags with Faster Impact Detection
Electronic Stability Program
Collision Avoidance and Adaptive Cruise Control
Body Electronics
Body Control Module
Seat, Door, and Window Control
Remote Control
HVAC Control
Lighting Control/Bending/Leveling
Automotive Networking/ Communication
CAN
LIN
FlexRay
Ethernet
MOST

COHU

June 18, 2015
Vehicle IC content growing at ~ 11% CAGR
Technology
leadership
in
multi-site
–
cryogenic
thermal
MATRiX is the tri-temperature (cold-hot) pick-and-place benchmark
High
Throughput
High
Parallelism
MEMS
Active
Thermal
Automotive: µControllers & Analog ICs
MATRiX
Average IC content per vehicle could double in the next 8 years*
*IC Insights and Company estimates

Cost Projection
Cost/GB (log scale)
34nm
25nm
20nm
16nm
1Znm
1Z'nm
PLANAR
32-tier MLC
32-tier TLC
48-tier TLC
64-tier TLC
96-tier TLC
3D
Heat flux
Technology Node
Source: Micron

June 18, 2015
New Opportunity: Advanced Memory
Server demand introducing disruptive memory IC test requirements
Memory IC has led transistor scaling and now 3D-IC packaging
(vertical structures) resulting in overheating challenges in test
Opportunity to solve customer challenge with T-Core thermal
Early win at a major advanced memory IC manufacturer
3D Memory IC Backend Test
In-Process
Test
Rasco’s
Jaguar
T-Core Thermal
Pyramid PnP
Final Test
Burn In

June 18, 2015
Test Parallelism
32
16
4
8
2
Test Time (min)
0.1
0.2
0.4
1
2       4        8        10           15          60       120+
Breadth of Solutions
64
256
512
Logic Test
Handlers
Custom Batch Test Cells  (Burn In / SLT)
128
512+
High Product Mix
Higher Pin Count
Low Product Mix
Lower Pin Count
(BiST)
Industry’s largest pick-and-place test
coverage offering leading solutions in
Automotive, Mobility and Computing
2.5/3D packaging with embedded
memory driving longer test time and
higher power densities that benefits our
thermal technology
Summit
Pyramid
Eclipse
MATRiX
VTS-300
Fusion
Emerging
Emerging

Automotive Revenues
40,000
0
11% CAGR
2014
2019

$M
Processors Revenues *
100,000
0
4% CAGR
Std. Mobile
Adv. Mobile
PC, Servers
2014
2019

$M
Processors Revenues *
100,000
0
64% CAGR
Std. Mobile
Adv. Mobile
PC, Servers
2014
2019

$M
3D IC Revenues
40,000
0
51% CAGR
2014
2019

June 18, 2015
Aligned with Growth Segments
MATRiX handler gaining share in
automotive applications with
extreme cold-hot test capability
Incumbent leader in CPU & GPU
fueling IP for emerging markets
T-Core thermal engine capturing
customers in evolving Mobile and
Advanced Memory markets
Positioned to benefit from emerging thermal challenges in IC test
$M
$M
$M
$M
*IC Insights, Strategies in Light and Company estimates
*
*
*
*

Gravity and Test-in-Strip MEMS Test Alex Waldauf VP and GM, Rasco June 18, 2015

❑

❑

Computing
App. Processors
Mobility
Solid State Lighting
Automotive & Industrial
Communications
Consumer
High Speed Memory
Package Inspection
MEMS
Pick-and-Place & Thermal
Pyramid
MATRiX
Eclipse
T-Core
LinX
Thermal Solutions
Vision Solutions
Die Inspection
Alignment Actuators
Package Inspection
Contactors
High Performance Kelvin
Gravity & Strip, MEMS
Turret
NY20
NX32 (wafer and package)

COHU

June 18, 2015
Gravity & Strip, MEMS Test Portfolio
Market Leader in gravity segment
Addressable market ~ $220M
Markets
Platforms
Enabling Technologies
ATU Acoustic
MEMS Modules
PTU
Pressure
MTU Hall
OTU
Optic
Saturn
Jupiter
Jaguar

Energy generation
Transmission
Energy consumption
Renewables
HVDC
Traction
VSD
Conversion, DPM*
Mobile Devices

COHU

June 18, 2015
Markets
90% Automotive and Industrial mainly power management ICs
Energy requirements driving growth of large packages
(Automotive & Industrial) and small devices (Consumer)
MEMS growth in mobility products is driving sensor integration in small, difficult to handle packages
Opportunities in LED and High Performance Memory test
Body and Convenience
Driver Information & Entertainment
Powertrain and Transmission –
HEV
Touchless Control and IoT
Autonomous Driving

❑

❑

Power Electronics Market
Breakdown by device type (M$)
ECTC 2012
2006-2020 power device market size
MArket size (M$)
Annual Growth Rate (%)
$40 000M
$35 000M
$30 000M
$25 000M
$20 000M
$15 000M
$10 000M
$5 000M
$M
60%
50%
40%
30%
20%
10%
0%
-10%
-20%

	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Power IC	$2 458M	$2 335M	$2 218M	$1 849M	$2 366M	$2 385M	$2 481M	$2 704M	$2 947M	$3 212M	$3 502M	$3 817M	$4 160M	$4 535M	$4 943M
Power Modules (M$)	$1 973M	$2 506M	$2 842M	$2 368M	$3 031M	$3 056M	$3 178M	$3 439M	$3 738M	$4 224M	$4 773M	$5 393M	$5 986M	$6 645M	$7 376M
Discretes (M$)	$10 839M	$11 598M	$12 410M	$10 341M	$13 340M	$13 420M	$14 357M	$15 461M	$16 639M	$18 075M	$19 255M	$20 509M	$21 839M	$23 161M	$24 554M
Growth rate (%)		7,7%	6,3%	-16,7%	28,0%	0,8%	4,0%	10,6%	8,1%	9,3%	7,9%	8,0%	7,6%	7,4%	7,4%

- Power discretes = MOSFET, rectifier, IGBT, Bipolar….
- Power modules = IGBT, diode or MOSFET modules, IPM
- Power IC = power management IC: mainly voltage regulators (POL) and drivers

COHU

June 18, 2015
Power Management ICs
Hybrid electrical vehicle and renewable energy ICs are growing
(~8% CAGR) and driving the need for large package gravity handlers
Mobile products are driving growth of small packages

Share in Gravity Handlers
60%
0%
Source: VLSI Research and Company estimates
2008
2009
2010
2011
2012
2013
2014

COHU

June 18, 2015
New Products Driving Share Growth
Product Portfolio
Differentiation:
Highest quality –
“zero defect” for automotive
Leading cryogenic test capability: -60°C to +175°C
Scalable platform for small to mid-size packages
Rasco’s
YieldBooster
technology –
electro-chemical yield optimization
Jupiter
Jaguar
Saturn
Market Leader
-
Innovation
-
Sales Synergies

Industry competition
Moore
Processing
Information age
Industry competition
More than Moore
Sensing
Interaction age
Industry Competition
Beyond Moore
Actuating
Enhancement age
IBM
Google
intel
SAMSUNG
SONY
BOSCH
SPACEX
Telekinesis
Robotic Servants
Autonomous vehicles
Drones
Smart homes
Quantified self
Smartphones
Tablets
Personal Computers
Laptop
1980
2010
2020
2040
Acceleration

Sensors & Actuators Market Snapshot
Percent of 2014 Sensor / Actuator Market
50%
40%
30%
20%
10%
0%
Actuators
$3.5 Billion
Acceleration &
Yaw Sensors
$2.4 Billion
Magnetic-Field Sensors
$1.6 Billion
Pressure Sensors
$1.5 Billion
Other Sensors
$260 million *
Faster Growth
4%
5%
6%
7%
8%
2014 - 2019F CAGR
* Includes temperature and gas sensors
Source: IC Insights

June 18, 2015
MEMS Market
MEMS sensors growing from $11B (2014) to fcst. $20B* (2020)
Key drivers –
mobility, Internet-of-Things, automotive (ADAS)
Leading in Magnetic and Pressure in automotive applications
* Yole
Development –
Status of the MEMS Industry 2015
Sensorization
of the Electronics Industry
*

- ~ ~
  - ~
  - ~
  -

Rasco

MTU Hall
✓ available
OTU Optic
✓ available
ATU Acoustic
✓ available
PTU Pressure
✓ available
HTU Humidity
✓ available
GTU Gyro
• roadmap
HTU High-g
• roadmap

Computing Growth Drivers Over Time, 1960-2020E
More than Just Phones
1,000,000
100,000
10,000
1000
100
10
1
Increasing Integration
Mainframe
1MM+ Units
Minicomputer
10MM+ Units
PC
100MM+ Units
Desktop Internet
1B+ Units/ Users
Mobile Internet
10B+ Units???
Kindle
MP3
Car Electronics GPS, ABS, A/V
Home Entertainment
Wireless Home Appliances
1960
1970
1980
1990
2000
2010
2020

COHU

MEMS Test
$1M
Test
solution
with
handler
+
MEMS
module
75%
of
the
total
Handlers
$250K to $450K:  amb or tri-temp x4 to x100 parallelism
MEMS
$50K to $350K:  x8 acoustic to x100 gyro
Testers are mostly simple, dedicated solutions (not “big iron” ATE)
June 18, 2015
ATE
$100K -
$300K
MEMS
$50K -
$350K
HANDLER
$250K -
$450K

Global 3D TSV device market value*
Comparison with total semiconductor value (B$)
Market value (B$)
3D TSV penetration rate (%)
500
450
400
350
300
250
200
150
100
50
0
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
2010
2011
2012
2013
2014
2015
2016
2017
Total 3D TSV devices (B$)
Total semi value (B$)
3D TSV penetration rate

($B)
7
6
5
4
3
2
1
0
20% CAGR
Super-high power
High power
Mid power
Low power
2013
2014
2015
2016
2017
2018
2019

Rasco

June 18, 2015
New Opportunities: 3D-IC and LED
3D-IC Market grow 52%+ CAGR
Jaguar Strip Handler
Total LED Market growth 20% CAGR
3D-IC packages (Advanced Memory)
may benefit from in-process test
control –
opportunity
for
incremental
Jaguar sales
Parallel test of LED tiles could set a
new cost benchmark in the industry
and be an enabler to growth in
general lighting –
additional
Jaguar
growth opportunity
*3D IC & TSV Interconnects 2012 Business Update, July 2012, Yole
Development

Automotive Revenues
40,000
0
11% CAGR
2014
2019

Industrial Revenues
30,000
0
5.7% CAGR
2014
2019

Lighting Revenues
25,000
0
15% CAGR
2014
2019

3D IC Revenues
$M
40,000
0
51% CAGR
2014
2019

June 18, 2015
Positioned for Continued Growth
Doubled gravity share since
acquisition, largely through sales
synergies
Leader in Magnetic and Pressure
automotive MEMS applications
New solution for multi-site LED
test
Bare die capability for testing
advanced 3D-ICs in Memory
Strong incumbent position and capturing new customers
$M
$M
$M
$M
*IC Insights, Strategies in Light and Company estimates
*
*
*
*

Turret and Vision Inspection Ian von Fellenberg VP and GM, Ismeca June 18, 2015

Computing
App. Processors
Mobility
Automotive & Industrial
Communications
Consumer
High Speed Memory
Package Inspection
MEMS
Solid State Lighting
Pick-and-Place & Thermal
Pyramid
MATRiX
Eclipse
T-Core
LinX
Gravity & Strip, MEMS
Saturn
Jupiter
Jaguar
Turret
Thermal Solutions
MEMS Modules
ATU Acoustic
MTU Hall
PTU Pressure
OTU Optic
Contactors
High Performance Kelvin

COHU

June 18, 2015
Turret Portfolio
Market Leader in turret segment
Addressable market ~ $260M
Platforms
Enabling Technologies
Markets
Package
Inspection
Alignment
Actuators
Die Inspection
Vision Solutions
NX32 (wafer and package)
NY20

June 18, 2015
Markets
High Performance Mixed Signal, RF devices, sensors and MEMS –
connectivity, Internet-of-Things, portable and wearable devices, mobility, communication, cyber security and power management,
Small signal & power discrete –
mobility,
industrial
&
automotive
–
very high volume
Solid State Lighting –
LEDs
in
automotive,
outdoor
/
hi-bay
lighting
Cyber security
Internet of Things
Portable/Wearable
Connected cars
Mobility
SSL-
Lighting
SSL -
Automotive

June 18, 2015
Broad Process Capabilities
Product Portfolio: 2 platforms -
150 process modules
Differentiation through technology
Motion & force control
thin, fragile device, down to 50
m
Fast image processing
µ-crack, 3D inspection
Intelligent machine control
scalability, flexibility
High performance contacting
high yield and long life time
NY20 series
20 positions turret
Wafer
Contactors
Inspection
Tray
Tube
Inspection
Bowl
Tube
Inspection
Contactors
NY32 series
32 positions turret
NY32W Wafer series
32 positions turret

Laser pointer
Device top side
pocket

117 graylevels

COHU

June 18, 2015
Enabling Technology: Vision
Fast & high accuracy image processing
New 3D vision technology for WLP inspection
High speed true 3D inspection –
Moiré
interferometry
3D imaging of WLP
Micro crack in silicon die
5 Side inspection
Few micron cracks
3D Flex –
Miniaturized Module
Inspects up to 30,000 parts/hour

ZigBee

Global Internet Device Installed Base Forecast
BI INTELLIGENCE
Number Of Devices In Use (In Thousands)
20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
Wearables
Smart TVs
Internet Of Things
Tablets
Smartphones
Personal Computers (Desktop And Notebook)
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E 2014E 2015E 2016E 2017E 2018E
Source: Gartner, IDC, Strategy Analytics, Machine Research, company filings, BI estimates

FUEL

COHU

June 18, 2015
HPMS, RF, Sensors & MEMS
Represents approx. half of revenues
Markets with double digit  growth rates
Higher end applications –
Ismeca profits from Cohu synergies
Thin & fragile device handling, WLPs
High Vision inspection requirements
20 billion
in 2018
Internet of
Things

1
2

LEDA
U1
LINEAR
LTM8040V
µModule
R2
C1
GND
VIN

22°C

C3
R1
R2
RoHS
C5
C2
C1
Q1
U1
C7
EXT
D2
L1
C6
LED Driver Board

COHU

June 18, 2015
Small Signal & Power Discrete
Small Signal & Power Discrete
(e.g. 0.2 x 0.4 mm)
NY20: 1 million / day
Represents approximately 30% of revenues
Steady growth, low single digits, cyclical
Very high volume –
standard products (transistors, diodes)
Strong incumbent position, large installed base
NY20 highest productivity solution in the market

2014
Others
DRL
Headlamps
Front Turn
Stop/Tail
15% CAGR
2019
Others
DRL
Headlamps
Front Turn
Stop/Tail

$900
$0
Revenues ($Millions)
Super High Power
High Power
Mid Power
Low Power
12% CAGR
2013
2014
2015
2016
2017
2018
2019

COHU

June 18, 2015
Solid State Lighting
Approximately 20% of revenues
High & super high power LED
Automotive and outdoor lighting with
double digit growth rates
Higher requirements for test reliability,
vision, traceability, fragile devices
Headlamps  22% to 42%
LED in Automotive
Exterior
Source: Strategies Unlimited February 2015
LED in Outdoor Luminaires
Source: Strategies Unlimited February 2015

Communications Revenues
170,000
40% CAGR
RF Ics
Comm.
0
2014
2019

26 billion–30 billion objects in 2020
~15–20% growth annually
7 billion–10 billion objects in 2013

Automotive Revenues
40,000
11% CAGR
0
2014
2019

Lighting Revenues
25,000
15% CAGR
0
2014
2019

June 18, 2015
Expanding Test & Inspection Capabilities
Leader in small device handling
for mobility, portable and
wearables,  IoT, cyber security
Best solution for integrated test
and scan processes for WLPs
Optimized
test reliability for high
power SSL applications
Leverage sales
and product
synergies
to
accelerate growth
Benefiting from “connected world” and new lighting technology
$M
$M
2012                           2020
*IC Insights, Strategies in Light and Company estimates
*
*
*
Internet of
Things
*

TAM Expansion: Contactors Max Schaule Chief Technologist June 18, 2015

June 18, 2015
Semiconductor Back-end Manufacturing
What is Test Contacting?
Front-end Test
Singulation
~80%
Assembly
Wafer-Level-Packages
Packaged ICs
TAM
Expansion
Test Contactors
~20%
Mechanical and signal path interface between Handlers and Testers
Consumables: contacts wear-out and are replaced multiple times a year
Yield Improvement: YieldBooster
technology optimizes overall test efficiency
Accurately positions IC
Thermally conditions IC
Signal path interface
to tester
Package Handling
Gravity         Pick-and-Place
Turret
Back-end Test Handling
Test Consumable
WLP Probing

June 18, 2015
Total available market $650M
higher margin than equipment
Growing with IC unit volume, not tied to
Capex –
less volatile
Fragmented market –
no supplier has
greater than 10% share
Spring Probes
$490M  segment
2014
e2019
SAM *
~$650M
~$825M
COHU
share
2.6%
Test Contacting Market
* Source: VLSI Research and Company estimates
Cantilever Contacts
$90M  segment
Rocking Contacts
$70M  segment
Courtesy of
Ardent
Concepts
*
*
*
*

June 18, 2015
Strategy
Markets
Cohu Handler
Share *
Technology
Differentiation
Automotive and Industrial
52%
•
Cantilever
and Kelvin
•
Thermal management
•
Kelvin for high current &
voltage
Consumer Mobility,
Communications
29%
•
Spring Probes
•
Cantilever
•
Rocking
•
Signal integrity
•
Small device & WLP
•
Positional accuracy
Mobile and Computing
(processors) & High
Speed Memory
26%
•
Spring Probes
•
Thermal management
MEMS & LED
27%
•
Cantilever and Kelvin
•
Spring Probes
•
Integration & thermal
•
MEMS
requirements
Aligning with strong Cohu handler share in key markets
Automotive, Industrial, LED: thermal and high voltage/current Kelvin
Mobility, Comm., Computing: RF, small device, tight pitch, thermal
Drive consolidation and growth
*Company estimates

June 18, 2015
Gravity         MEMS        Pick & Place
Test in Strip                 LED                Turret
Spring
Probes
up to 80 GHz
Cantilever
Precision Series
Cantilever Kelvin
Power Series
Integrated
Solutions
RF
Exact
Small
Kelvin
ESX
ESX Power
G-Pin
Expanding Product Portfolio
Available for all Cohu Handlers and competitors’ systems
New products aligning
with growth markets

June 18, 2015
Our Value Proposition
Integration –
leveraging our leading handler
share to solve the greater parallelism and
complexities challenging test yield at key
customers
Technology –
solving key market challenges
Automotive & Industrial: better thermal control,
insertion force compensation, safe high
voltage/current applications
Consumer & Mobility: signal integrity at high
frequency (RF, radar sensors), small device
contacting
Mobile and Computing: thermal management
MEMS and LED: custom solutions for high
insertion count/long-life applications
MATRiX x32 test solution delivers
thermal performance and support for the
DUT board to withstand up to 1,000 lbs.
insertion force
Test In Strip application provides high
temperature accuracy of +/-0.2°C for 170
DUT‘s in parallel

Test Contactor Revenues
900,000
4.8% CAGR
Non-Memory
Memory
0
2013
2014
2015
2016
2017
2018
2019
0
25%+ CAGR
100
Cohu Contactor Revenue

June 18, 2015
Market Penetration Roadmap
Grow business
organically,
through M&A and partnerships
Strategy
Expand in automotive and
MEMS
Accelerate growth in Consumer
and Mobility
Partnership for high bandwidth
RF contactors
Capturing pogo probes
replacement sales
Leverage synergy with handler
customers
Expand our Philippines
operation for design and
manufacturing of contactors
*VLSI Research and Company estimates
*
$M
$M

TAM Expansion: WLP Probing Max Schaule Chief Technologist June 18, 2015

June 18, 2015
Semiconductor Back-end Manufacturing
What is WLP Probing?
Probing is the automation and thermal control of wafer-level packages (WLPs) during test
Enables higher yield for high ASP products
Optimizes productivity through improved process flow
Front-end Test
Singulation
~80%
Assembly
Wafer-Level-Packages
Packaged ICs
Test Contactors
~20%
Back-end
Test
Handling
Test
Consumable
Gravity
Pick-and-Place
Turret
WLP Probing
Package Handling

% Ratio of WW Semiconductor IC Wafers Packaged at the Wafer-Scale

(Volume in millions of 300mm wafers eq.)

160
140
120
100
80
60
40
20
0
Wafer shipments
(in Munits of 300mm wafers eq.)
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
% penetration Ratio

	2011	2012	2013	2014	2015	2016	2017	CAGR
TOT Semiconductor IC wafers	84	92	101	111	122	135	148	10%
TOT Wafer-Scale-Packaged IC wafers	13	14	17	21	25	31	35	21%
% ratio	15%	16%	17%	19%	20%	23%	23%	

COHU

June 18, 2015
WLP Growth
Wafer Level Packages (WLPs) are growing faster than
traditional packages and are expected to account for ~ 23% of total 300 mm wafers equivalents by 2017
Top growth driver is mobile consumer devices
Mobile devices are becoming smaller, thinner, more complex and less expensive
*Source: StatsChipPAC
*
*Yole
Development, October 2012
*

Wafer-Level
Interface / Encapsulation
Wafer-Level
Electrical Redistribution
Flip-chip & Wafer-Level
Stacking / Integration
LED & Sensors
WLOptics
3D WLP
For MEMS & sensors
(also called 3D SiP sometimes)
WL CSP
'Fan-in'
FOWLP
'Fan-out'
Embedded die
in PCB / laminate
3D IC
& TSV
Glass / Silicon
2.5D
interposers
Flip-chip
wafer bumping
on BGA

COHU

June 18, 2015
WLP Market Drivers
Smaller form factor, higher speed, broader RF bandwidth, less power consumption and lower costs are key drivers for WLPs
Typical applications: power management, RF communication, stacked memory, MEMS sensors, LEDs and mobile processors
A
large percentage are tested on wafer probers before dicing –
risk of
inducing non-detectable damage during singulation
WLPs
would
benefit
from
post-singulation
test
–
improved
yield
Yole
Developpement
© January 2012

June 18, 2015
Final
test
performed
on
wafer,
prior
to
singulation
–
downstream
mechanical processes can induce quality escapes and µ-cracks
Devices are extensively vision inspected, creating large (5-25%)
“over-rejection”
rates
–
yield
losses
with
no
retest
solution
available
Higher test parallelism leads to reduced touch-down efficiency in wafer test
Today’s WLP Test Flow
Test on
Wafer prober
Back grinding +
Laser mark
Singulation
Dicing
5S Vision
Tape & Reel
x2 test
x4 test
Device-under-test
Testable dies on wafer
Untested
touch-downs
-
inefficiency

June 18, 2015
New Approach in WLP Test
Final test on finished die (WLP), 100% quality check after
singulation
–
higher
yield
Stress
free
handling
–
no
mechanical
clamping
(i.e.
carriers)
High
parallel
test
–
100%
touch-down
efficiency
Full
process
in
one
system
–
reduced
material
work-in-process
Singulation
Dicing
Reconstruct wafer
on AccuChuck
“any pattern”
High parallel
Test on
WLP Prober
Vision Inspection
Tape & Reel
WLP Prober

WLP Probing
600
New Segment
0
2013
2014
2015
2016
2017
2018
2019
WLP Probing
Wafer Probers
0
New Product
60
Cohu WLP Probing Revenue

June 18, 2015
Market Penetration Roadmap
Replace up to 20% of wafer
probing with new WLP test
flow
Strategy to grow sales
Singulated
WLP probing
improves final test
yield
Solve key challenges in RF
and Power Mgmt. IC test
Later expand to MEMS and
processor front-end test
Cohu has the technology
portfolio to pursue this
opportunity
*VLSI Research and Company estimates
*
$M
$M

Delivering Profitability and Shareholder Value Jeff Jones VP Finance and CFO June 18, 2015

Global Operations & Customer Support
Largest
installed
base
–
drives
recurring
business
40%
of
sales
Singapore
Suzhou
Philippines
Malaysia
San Diego
Germany
Switzerland
Major Operations
Sales/Customer Support
ISMECA
RASCO
DELTA DESIGN
KIT FACTORY
Kit design & manufacturing
Handler subassemblies
Contactor design & manufacturing
HANDLER FACTORY
~10,500
Active
Installed
Base
ITS
Asia
manufacturing
–
optimizing
operations
to
deliver
model
profitability,
infrastructure
flexibility
and
scalability
Global
support
–
a
key
competitive
advantage
June 18, 2015

Supply Chain
Volume
Handler
Mfg.

June 18, 2015
Asia Manufacturing Strategy
Malaysia operation acquired with Ismeca in 2013
Consolidating handler manufacturing and supply chain for all products
Converting fixed costs to variable by outsourcing major sub-
assemblies; performing value-add final assembly and test in-house
Consolidated facility in 1H’16 will provide better scalability and higher leverage of fixed cost infrastructure
2013
2014
2015
Handler
Mfg
in
Asia at Year End
25%
50%
70%
Transition of first pick-
and-place handler
Initial gravity-feed handler
transitioned in Q2’15
New products begin in late
2H’15
Ismeca
turret handler
manufacturing
Malaysia Manufacturing Timeline
Lowering Cost and Increasing Scalability –
a Competitive Advantage

June 18, 2015
Realizing sales synergies from Ismeca acquisition ~$25M in 2014
New
products
gaining
in
key
segments
–
est.
5
pt
share
gain
in
2014
Enhancing gross margin with Asia manufacturing +520 bps YoY
Broad customer base and diversified markets
Strategic Actions Delivering Results
Year-on-Year
2013     vs.     2014
$214.5M
30.4%
$79.7M
$(0.59)
$316.6M
35.6%
$77.6M
$1.09
+48%
+520 bps
-$2.1M
+$1.68
Amounts are Non-GAAP and exclude amortization of purchased intangibles, stock based compensation expense, impairment of goodwill and other assets, inventory step-up costs, manufacturing transition and severance costs.
See Appendix for reconciliation of GAAP to Non GAAP results.
Sales
GM
OPEX
EPS
Orders
$244.7M
$308.1M
+26%
2014 Sales Breakdown
Rank
Market
% of Sales
1.
Computing
15%
2.
Mobility
9%
3.
Automotive
8%
4.
Automotive
5%
2014 Top Customers
Rank
Market
% of Sales
1.
Computing
15%
2.
Mobility
9%
3.
Automotive
8%
4.
Automotive
5%
2014 Top Customers
Automotive
& Industrial,
45%
LED, 5%
Mobility,
Comms &
MEMS, 30%
Computing &
Memory,
20%

$60.2
$74.3
$91.6
$90.6
$63.4
$73.0
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15

36.0%
35.0%
37.8%
33.5%
34.1%
36.0%
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15

$11.3
$10.8
$10.7
$10.6
$10.3
$10.5
$9.0
$8.4
$8.1
$8.6
$8.2
$8.5
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15

4.4%
10.8%
18.4%
13.5%
6.7%
11.5%
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15

June 18, 2015
Profitable Through Cycles
Amounts are Non-GAAP and exclude amortization of purchased intangibles, stock based compensation expense, impairment of goodwill and other assets, inventory step-up costs, manufacturing transition and severance costs.
See Appendix for reconciliation of GAAP to Non GAAP results.
Revenue ($M)
Opex
($M)
Adjusted EBITDA
In-line with Financial Model
Gross Margin
Five quarters of profitable results
Delivering adjusted EBITDA in-line with financial model
Updated Q2’15 guidance from June 10, 2015 press
release announcing the sale of BMS.
*
*
*
*
*
R&D
SG&A
~
~
~

June 18, 2015
First Half 2015
Profitable in seasonally slow Q1
Q1
GM
comparable
YoY
excluding
accounting
impact
in
2014
1H’15 Sales projected to be ~ 2% higher YoY
1H’15 projected results are in-line with financial model
Year-on-Year
Q1’14     vs.     Q1’15
$60.2M
36.0%
$20.3M
$0.04
$63.4M
34.1%
$18.5M
$0.06
+5%
-190 bps
-$1.8M
+$0.02
Q2’14
Q2’15
$74.3M
35.0%
$19.3M
$0.20
~$73M
~36%
~flat
Amounts are Non-GAAP and exclude amortization of purchased intangibles, stock based compensation expense, impairment of goodwill and other assets, inventory step-up costs, manufacturing transition and severance costs.
Sales
GM
OPEX
EPS
*
*
+100 bps
Guidance
~$19M
~flat
See Appendix for reconciliation of GAAP to Non GAAP results.
Updated Q2’15 guidance from June 10,
2015 press release announcing the sale
of BMS.
*
*
(1)  Benefits by ~ 230 bps from timing of high margin revenue recognition
(1)

June 18, 2015
Near Term Financial Model
Gross Margin improving with Asia manufacturing transition
Scalable model
40% Fall Through
Target Effective Tax Rate in the low 20% range
Revenue
$55M
$70M
$85M
Gross Margin
33%
36%
38%
Operating
Expenses
33%
28%
24%
Adjusted EBITDA
0%
10%
15%
EPS -
Quarterly
$0.00
$0.17
$0.36
Amounts are Non-GAAP and exclude amortization of purchased intangibles, stock based compensation expense, manufacturing transition and severance costs.
Assumes 26.5 million shares outstanding.

June 18, 2015
Revenue
$215M
$317M
$400M
Gross
Margin
30%
36%
40%
Adjusted
EBITDA
-
5%
13%
17%
Mid-Term Financial Target
Acquired Ismeca
in Jan 2013 -
rationalized workforce,
technologies and factories
Developed new products
across each business unit
Began cross-selling customer
evaluations
Amounts are Non-GAAP and exclude amortization of purchased intangibles, stock based compensation expense, manufacturing transition and severance costs..
2013
Actual
2014
Actual
Mid Term
Target
Realized sales synergies
and growth
in mobility
market
Improved gross margin with
Asia mfg.
and sales volume
Lowered Opex
-
cost
synergies and disciplined
R&D investing
TAM expansion in contactors
and WLP probing
Increasing Asia mfg. content
Leverage in operating model

June 18, 2015
Strong Balance Sheet ($M)
Cash from operations LTM of $37M
Q1’15 cash balance ~ $70M (excludes
$5.5M proceeds from 6/10/15 sale of BMS)
$35M to support operations including Capex
of $3M -
$5M per year
$6M / year returned to shareholders through
quarterly dividend
Excess allocated to strategic growth
opportunities
Rationalizing excess capacity in Poway
facility
–
current
market
value
of
$30M+
Healthy cash conversion cycle:
No bank debt
Assets
12/27/2014
3/28/2015
Cash & Equivalents
$72.0
$69.7
Accounts Receivable
70.5
62.6
Inventory
49.2
53.0
Other Current Assets
12.8
11.9
Property
& Equipment
31.9
30.7
Goodwill & Intangibles
96.2
91.4
Other Assets
5.9
5.4
Total Assets
$338.5
$324.7
Liabilities
Accounts Payable
$25.1
$29.9
Deferred Profit
6.9
7.4
Other Current Liabilities
34.6
26.7
Noncurrent
Liabilities
31.6
33.2
Total Liabilities
98.2
97.2
Stockholders’ Equity
240.3
227.5
Total Liabilities
& Equity
$338.5
$324.7
Q1’14
Q1’15
Days Sales Outstanding
87
88
Days Sales of Inventory
120
119
Accounts Payable Days
61
67
Cash Conversion
146
140
Note: Unaudited pro-forma balance sheet excluding BMS

June 18, 2015
Corporate Development
Strong track record of successful acquisitions
Future Investment criteria
Expand into profitable, complementary market segments
Leverage infrastructure: technology, sales and customer support, operations
Deliver margin expansion in-line with mid-term target
Capitalize on sales and cost synergies
Criteria
Rasco
Dec 2008
Ismeca
Jan 2013
Market Expansion
Gravity, Test-in-Strip, MEMS
Turret, Inspection,
LED
Market Share
#2 in 2008, grew to #1 in 2014
#1, acquired the leader
Infrastructure Leverage
100% complementary
products;
Common sales and customer support
100% complementary
products;
Common sales and customer support;
Malaysia Mfg. and Supply Chain
Synergies
Sales ~ $16M; Cost ~ $2M
Sales ~ $25M; Costs ~$14M

Closing Remarks Luis Müller President and CEO June 18, 2015

Expande
Mobility
Automotive
Industrial
MEMS
Communications
Computing
Solid State Lighting (LED)
High Speed Memory

COHU

June 18, 2015
Expanded
$2B TAM
WLP Probing
Test Contactors
$850M Handler Market
Driving for profitable growth in expanded $2B TAM
Differentiate
through
thermal,
vision,
automation
–
higher
yield
Increasing Total Available Market

June 18, 2015
Key Takeaways
Increasing
Total Available
Market
to $2 billion with test
contactors and WLP prober
Strategic
Acquisitions
in profitable,
complementary market
segments
Mid-Term
Target
delivers 17% EBITDA at
$400M a year sales
Strong
Balance Sheet
~$70M in cash and no
bank debt; $37M cash
from operations LTM
Driving
Growth
With new products and
synergies; 2014 sales
were up
48% YoY
Expanding
Share in Core
Markets
with innovative thermal &
vision technologies

Thank You June 18, 2015 9:30 a.m. – 1:00 p.m. NASDAQ MarketSite – NY Times Square

Biographies June 18, 2015

Biographies
Luis A. Müller
President and Chief Executive Officer
Luis
A.
Müller
joined
Cohu's
Delta
Design
in
2005
and
has
been
President
and
Chief
Executive Officer of Cohu, Inc. since December 2014. Mr. Müller was previously President of Cohu's
Semiconductor Equipment Group (SEG) since January 2011, Managing Director of SEG's Rasco
GmbH business unit in Germany, and Vice President of SEG's High Speed
Pick-and-Place handler products. Prior to joining Cohu, Inc. Mr. Müller spent nine years at
Teradyne, where he held management positions in engineering and business development.
Mr. Müller has a PhD in Mechanical Engineering from the Massachusetts Institute of
Technology (MIT).
Jeffrey D. Jones
Vice President Finance and Chief Financial Officer
Jeff
Jones
joined
Cohu’s
Delta
Design
in
July
2005
as
Vice
President
Finance
and
Controller.
In November, 2007, Mr. Jones was named Vice President, Finance & Chief Financial Officer of Cohu. Prior to joining Delta Design, Mr. Jones, was a consultant and Vice President and
General Manager of the Systems Group at SBS Technologies, Inc., a designer and manufacturer of embedded computer products.  Prior to SBS Technologies, Mr. Jones was an Audit Manager for Coopers & Lybrand (now PricewaterhouseCoopers).
Mr. Jones is a CPA and graduate of the University of Redlands.

Biographies
Samer Kabbani
Vice President and General Manager, Delta Design
Samer
Kabbani
joined
Cohu's
Delta
Design
in
2003
and
has
been
Vice
President
and
General
Manager of Delta Design business unit since March 2015. He was previously President of
Delta Design’s Systems Group and also held the positions of Vice President of Engineering and Vice President of SEG's High Performance Handler Group. Prior to joining Cohu, Mr.
Kabbani worked at Brooks Automation, where he held management positions in engineering.
Mr. Kabbani has a Mechanical Engineering degree from McGill University in Montreal,
Canada.
Ian von Fellenberg
Vice President and General Manager, Ismeca
Ian
von
Fellenberg
joined
Cohu’s
Ismeca
in
2004
and
has
been
Vice
President
and
General
Manager of Ismeca
Business Unit since September 2013. In 2004 he set up operations in
China and managed both the North Asia and South Asia region for Ismeca. Prior to Ismeca,
Mr.
Fellenberg
spent
five
years
at
Orell
Füssli
Security
Printing
where
he
held
the
position
of
director of security technologies. He has also held various positions in sales and product management for companies in the automation components (sensors, drives) industry.
Mr.
Fellenberg
holds
a
Master
of
Robotics
Engineering
from
the
Swiss
Federal
School
of
Technology (ETH).

Biographies
Alexander J. Waldauf
Vice President and General Manager, Rasco
Alex
Waldauf
was
one
of
the
founders
of
Cohu's
Rasco
subsidiary
in
1998
and
has
been
Vice
President
and
General
Manager
of
Rasco
since
January
2011.
He
was
previously
responsible
for
the
Test-In-Strip
product
line,
Managing
Director
of
Rasco
and
global
Vice
President
of
Sales
and
Service.
Prior
to
founding
Rasco,
Mr.
Waldauf
spent
6
years
at
Multitest
and
held
key
positions
in
engineering.
Mr. Waldauf has a Mechanical Engineering degree from the Austrian School of Technology in Salzburg (HTL).
Maximilian W. Schaule
Chief Technologist
Max
Schaule
joined
Cohu
in
2012
and
was
instrumental
in
the
acquisition
of
Ismeca.
After
the
acquisition,
he
assumed
responsibilities
for
technology
development
and
integration
across
the
Cohu
group.
Prior
to
joining
Cohu,
Mr.
Schaule
spent
two
years
as
CTO
at
Ricmar,
a
start-up
wafer
handling
company,
and
spent
13
years
as
Vice
President
of
Engineering
at
Multitest.
Prior
to
Multitest,
Mr.
Schaule
worked
10
years
for
Digital
Equipment
in
development
of
disk
drive
technology.
Mr. Schaule has a Master of Mechanical Engineering from the Technical University of
Munich.

Appendix June 18, 2015

Reconciliation of GAAP to Non-GAAP Results
(In thousands except per share amounts)
Earnings Reconciliation
Mar 29,
2014
Diluted
EPS
June 28,
2014
Diluted
EPS
Sept 27,
2014
Diluted
EPS
Dec 27,
2014
Diluted
EPS
Mar 28,
2015
Diluted
EPS
Income (Loss) From Continuing Operations - GAAP
($2,706)
($0.11)
$2,095
$0.08
$10,119
$0.39
$5,272
$0.20
($1,745)
($0.07)
Share Based Compensation
1,435
0.06
1,613
0.06
1,586
0.06
1,754
0.07
1,698
0.06
Amortization of Purchased Intangible Assets
2,003
0.08
2,002
0.08
1,954
0.07
1,843
0.07
1,775
0.07
Manufacturing Transition and Severance Costs
783
0.03
233
0.01
159
0.01
191
0.01
101
0.00
Other Acquisition Costs
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
Inventory Step-Up
0
0.00
0
0.00
0
0.00
0
0.00
0
0.00
Impairment of Goodwill and Other Assets
0
0.00
0
0.00
0
0.00
0
0.00
273
0.01
Tax Effect of Non-GAAP Adjustments
(554)
(0.02)
(683)
(0.03)
(342)
(0.01)
(493)
(0.02)
(445)
(0.02)
Income (Loss) From Continuing Operations - Non-GAAP
$961
$0.04
$5,260
$0.20
$13,476
$0.51
$8,567
$0.33
$1,657
$0.06
Weighted Average Shares - GAAP and Non-GAAP
Diluted
25,715
Diluted
25,797
Diluted
26,174
Diluted
26,338
Diluted
26,519
Gross Profit Reconciliation
Mar 29,
2014
% of Net
Sales
June 28,
2014
% of Net
Sales
Sept 27,
2014
% of Net
Sales
Dec 27,
2014
% of Net
Sales
Mar 28,
2015
% of Net
Sales
Net Sales
$60,170
$74,299
$91,573
$90,587
$63,447
Gross Profit - GAAP
20,030
33.3%
24,262
32.7%
32,953
36.0%
28,727
31.7%
20,145
31.8%
Share Based Compensation
75
0.1%
190
0.3%
85
0.1%
140
0.2%
115
0.2%
Amortization of Purchased Intangible Assets
1,573
2.6%
1,570
2.1%
1,533
1.7%
1,445
1.6%
1,385
2.2%
Manufacturing Transition and Severance Costs
0
0.0%
0
0.0%
0
0.0%
0
0.0%
0
0.0%
Inventory Step-Up
0
0.0%
0
0.0%
0
0.0%
0
0.0%
0
0.0%
Gross Profit - Non-GAAP
$21,678
36.0%
$26,022
35.0%
$34,571
37.8%
$30,312
33.5%
$21,645
34.1%
Operating Expense Reconciliation
Mar 29,
2014
% of Net
Sales
June 28,
2014
% of Net
Sales
Sept 27,
2014
% of Net
Sales
Dec 27,
2014
% of Net
Sales
Mar 28,
2015
Diluted
EPS
Operating Expense - GAAP
$22,852
38.0%
$21,358
28.7%
$20,946
22.9%
$21,440
23.7%
$20,862
32.9%
Share Based Compensation
(1,361)
-2.3%
(1,423)
-1.9%
(1,502)
-1.6%
(1,614)
-1.8%
(1,583)
-2.5%
Amortization of Purchased Intangible Assets
(430)
-0.7%
(432)
-0.6%
(421)
-0.5%
(398)
-0.4%
(390)
-0.6%
Manufacturing Transition and Severance Costs
(783)
-1.3%
(233)
-0.3%
(159)
-0.2%
(206)
-0.2%
(101)
-0.2%
Other Acquisition Costs
0
0.0%
0
0.0%
0
0.0%
0
0.0%
0
0.0%
Impairment of Goodwill and Other Assets
0
0.0%
0
0.0%
0
0.0%
0
0.0%
(273)
-0.4%
Operating Expense - Non-GAAP
$20,278
33.7%
$19,270
25.9%
$18,864
20.6%
$19,222
21.2%
$18,515
29.2%
3 Months Ending
3 Months Ending
3 Months Ending
3 Months Ending
3 Months Ending
3 Months Ending
3 Months Ending
3 Months Ending
3 Months Ending
3 Months Ending
3 Months Ending
3 Months Ending
3 Months Ending
3 Months Ending
3 Months Ending

Reconciliation of GAAP to Non-GAAP Results
(In thousands except per share amounts)
Earnings Reconciliation
Dec 28,
2013
Basic
EPS
Dec 27,
2014
Diluted
EPS
Income (Loss) From Continuing Operations - GAAP
($28,682)
($1.15)
$14,780
$0.57
Share Based Compensation
5,113
0.21
6,388
0.25
Amortization of Purchased Intangible Assets
7,763
0.31
7,802
0.30
Manufacturing Transition and Severance Costs
2,151
0.09
1,366
0.05
Other Acquisition Costs
385
0.02
0
0.00
Inventory Step-Up
987
0.04
0
0.00
Impairment of Goodwill and Other Assets
0
0.00
0
0.00
Tax Effect of Non-GAAP Adjustments
(2,306)
(0.09)
(2,072)
(0.08)
Income (Loss) From Continuing Operations - Non-GAAP
($14,589)
($0.59)
$28,264
$1.09
Weighted Average Shares - GAAP and Non-GAAP
Basic
24,859
Diluted
26,006
Gross Profit Reconciliation
Dec 28,
2013
% of Net
Sales
Dec 27,
2014
% of Net
Sales
Net Sales
$214,511
$316,629
Gross Profit - GAAP
57,400
26.8%
105,972
33.5%
Share Based Compensation
389
0.2%
490
0.2%
Amortization of Purchased Intangible Assets
6,067
2.8%
6,121
1.9%
Manufacturing Transition and Severance Costs
288
0.1%
0
0.0%
Inventory Step-Up
987
0.5%
0
0.0%
Gross Profit - Non-GAAP
$65,131
30.4%
$112,583
35.6%
Operating Expense Reconciliation
Dec 28,
2013
% of Net
Sales
Dec 27,
2014
% of Net
Sales
Operating Expense - GAAP
$88,376
41.2%
$86,596
27.3%
Share Based Compensation
(4,723)
-2.2%
(5,900)
-1.9%
Amortization of Purchased Intangible Assets
(1,696)
-0.8%
(1,681)
-0.5%
Manufacturing Transition and Severance Costs
(1,863)
-0.9%
(1,381)
-0.4%
Other Acquisition Costs
(385)
-0.2%
0
0.0%
Impairment of Goodwill and Other Assets
0
0.0%
0
0.0%
Operating Expense - Non-GAAP
$79,709
37.2%
$77,634
24.5%
12 Months Ending
12 Months Ending
12 Months Ending
12 Months Ending
12 Months Ending
12 Months Ending